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                                                               EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent of the use in this Registration Statement on Form S-1 of our report dated May 12, 2000, except as to the subsequent events described in Note 10 which is as of July 29, 2000, relating to the financial statements of Ixia, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

    PricewaterhouseCoopers LLP


Woodland Hills, CA
July 29, 2000